Nuance Concentrated Value Fund
Schedule of Investments
July 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS - 94.3%
Consumer Staples# - 29.1%
Beiersdorf AG - ADR	910,082	$18,683,983
Cal-Maine Foods, Inc.	141,229	7,218,214
Clorox Co.	153,195	21,729,179
Henkel AG & Co. KGaA - ADR	2,024,578	31,806,120
Kimberly-Clark Corp.	226,731	29,880,879
Mission Produce, Inc. *	313,332	4,443,048
		113,761,423
Financials - 13.8%
Alleghany Corp. *	18,620	15,593,878
Charles Schwab Corp.	60,536	4,180,011
Everest Re Group, Ltd.	13,977	3,652,889
Northern Trust Corp.	141,193	14,088,237
Travelers Companies, Inc.	105,404	16,727,615
		54,242,630
Healthcare+ - 28.2%
Baxter International, Inc.	489,012	28,685,444
Dentsply Sirona, Inc.	687,079	24,844,777
ICU Medical, Inc. *	76,699	13,588,762
Smith & Nephew - ADR	1,034,012	26,729,210
Universal Health Services, Inc. - Class B	146,781	16,508,459
		110,356,652
Industrials - 7.8%
3M Co.	105,544	15,118,122
Knorr-Bremse AG	573,686	8,519,237
Mueller Water Products, Inc.- Class A	514,530	6,699,181
		30,336,540
Materials - 3.2%
GCP Applied Technologies, Inc. *	403,020	12,695,130
Real Estate - 6.7%
Equity Commonwealth *	621,356	17,429,036
Healthcare Realty Trust, Inc.	329,101	8,638,901
		26,067,937
Utilities - 5.5%
SJW Group	199,848	13,122,020
United Utilities Group PLC - ADR	311,205	8,548,801
		21,670,821
Total Common Stocks
(Cost $382,079,541)		369,131,133

SHORT-TERM INVESTMENT - 6.6%
First American Government Obligations Fund, Class X, 1.87%^
(Cost $25,810,526)	25,810,526	25,810,526
Total Investments - 100.9%
(Cost $407,890,067)		394,941,659
Other Assets and Liabilities, Net - (0.9%)		(3,425,473)
Total Net Assets - 100.0%		$391,516,186

#
The Fund is significantly invested in this sector and therefore is subject to additional risks. Changes in domestic and international economies, interest rates, competition, consumer confidence, consumer spending, government regulation, marketing, and supply and demand may affect companies in this sector.

+
The Fund is significantly invested in this sector and therefore is subject to additional risks. Companies in this sector are subject to litigation, intellectual property issues, competition, government regulation, product approval or rejection, and product obsolescence.

*	Non-income producing security
^	The rate shown is the annualized seven day effective yield as of July 31, 2022.
ADR -	American Depositary Receipt

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of July 31, 2022:
	Level 1	Level 2	Level 3	Total
Common Stocks	$369,131,133	$-	$-	$369,131,133
Short-Term Investment	25,810,526	-	-	25,810,526
Total Investments	$394,941,659	$-	$-	$394,941,659

Refer to the Schedule of Investments for further information on the classification of investments.